UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2024

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 S. Australian Avenue, Suite 1300

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01. Other Events.

The Board of Directors of PSQ Holdings, Inc., a Delaware corporation (the “Company”), has established April 30, 2024 as the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Because the date of the 2024 Annual Meeting is being advanced by more than 30 days from the anniversary date of the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of this change.

The time and location of the 2024 Annual Meeting will be specified in the Company’s proxy statement for the 2024 Annual Meeting. Because the date of the 2024 Annual Meeting has been changed by more than 30 days from the anniversary of the 2023 Annual Meeting, a new deadline has been set for submission of proposals by stockholders intended to be included in the Company’s 2024 proxy statement.

Pursuant to Rule 14a-8 of the proxy rules of the Securities and Exchange Commission (the “SEC”), a stockholder intending to present a proposal to be included in the proxy statement for our 2024 Annual Meeting must deliver a proposal in writing to our principal executive offices no later than a reasonable time before we begin to print and mail the proxy materials for the 2024 Annual Meeting. Accordingly, the new deadline for submission of proposals to be included in the proxy statement for the 2024 Annual Meeting is March 29, 2024. Proposals should be addressed to: Corporate Secretary, PSQ Holdings, Inc., 250 S. Australian Avenue, Suite 1300, West Palm Beach, Florida 33401. Proposals of stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

The Company’s Amended and Restated Bylaws set forth when a stockholder must provide notice to the Company of proposals intended to be presented at, but not included in the proxy materials for, our 2024 Annual Meeting, including director nominations for election to the Company’s board of directors. These notices must be timely received by us in writing at our principal executive offices, addressed to the Corporate Secretary of the Company as indicated above. Under the Company’s Amended and Restated Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs. Accordingly, notice of shareholder nominations for director for the 2024 Annual Meeting must be received on or before March 29, 2024. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information described in the Company’s Amended and Restated Bylaws. A copy of the Company’s Amended and Restated Bylaws has been filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 14, 2024, or can be obtained by contacting the Company’s Corporate Secretary at the address above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: March 19, 2024	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	Founder, Chairman and Chief Executive Officer

2